1933  Act  File  No.33-4965
                                               1940  Act  File  No. 811-8644



                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 18

                                       and


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                Amendment No. 21

                        (Check appropriate box or boxes)


                         ANCHOR INTERNATIONAL BOND TRUST
               (Exact Name of Registrant as Specified in Charter)


                          20 Williams Street Suite G40
                         Wellesley, Massachusetts 02481
               (Address of Principal Executive Offices) (Zip Code)
            Registrant's Telephone Number, including Area Code: (781)
                                    235-6323


             It is proposed that this filing will become effective:

                             (Check appropriate box)

        __ immediately upon filing pursuant to paragraph (b) of Rule 485
                  /X/ on May 1, 2003 pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1) ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on ______________ pursuant to paragraph (a)(2) of Rule 485


                              Peter K. Blume, Esq.
                           Thorp Reed & Armstrong, LLP
                                One Oxford Centre
                              Pittsburgh, PA 15219
                     (Name and Address of Agent for Service)



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


PROSPECTUS


ANCHOR INTERNATIONAL BOND TRUST



The Trust is a diversified open-end management investment company seeking the highest total investment return consistent with prudent risk. The Trust invests primarily in debt obligations issued by domestic and foreign corporations and U.S. and foreign government obligations issued or guaranteed by those governments or government agencies.





Trust Shares are not bank deposits, federally insured, or guaranteed, and may lose value.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                    CONTENTS
                                    Risk/Return Summary
                                    Fees and Expenses of the Trust
                                    What are the Trust's Investment Strategies?
                                    What are the Specific Risks of Investing in the Trust?
                                    Management and Organization
                                    Shareholder Information
                                    Other Information
                                    Financial Information
                                    Application and Registration Form







PROSPECTUS DATED MAY 1, 2003

RISK/RETURN SUMMARY

What is the Trust's Investment Objective?

The Trust's investment objective is to seek the highest total investment return, including both investment income and capital gains, consistent with prudent risk. While there is no assurance that the Trust will achieve its investment objective, it will attempt to do so through the strategies and policies described in this Prospectus.

What are the Trust's Main Investment Strategies?

The Trust invests primarily in debt obligations issued by U.S. and foreign corporations and government obligations issued or guaranteed by U.S. or foreign governments or their agencies or instrumentalities. These debt obligations may be of short, intermediate or long maturities. The Trust's investments both in the United States and elsewhere may cover a broad range of bonds, convertible debentures and equities issued by companies in a variety of industries and by governmental organizations. The Trust will invest at least 65% of the Trust's total assets in foreign bonds and debentures which the Investment Adviser determines to have a quality comparable to securities receiving investment grade ratings. This determination is based on such factors as market risk (the fluctuation of market value in response to changes in interest rates) and credit risk (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest) . The balance of the Trust's total assets may be invested in other debt instruments, including corporate bonds and debentures convertible into equity securities, such as common and preferred stocks. Investments in non-foreign bonds and debentures and convertible securities will be limited to 35% of the Trust's total assets. Typically, it is expected that more than 80% of the Trust's assets will be invested in foreign bonds and debentures.

The Trust seeks to achieve its goal of high total return by combining the potential for high current income afforded by largely foreign debt instruments with the potential for capital appreciation afforded by convertible debt securities. To the extent permitted by relevant provisions of the Commodity Exchange Act, the Trust may also engage in option transactions and financial futures transactions in connection with implementing its strategies. The Trust may, for example, purchase covered call options or covered put options on portfolio securities and securities indices. The Trust may also purchase put and call options on foreign currencies in closing sale transactions. In addition, the Trust may lend portfolio securities and invest in repurchase agreements.

What are the Main Risks of Investing in the Trust?

An investment in the Trust is subject to risks, and it is possible to lose money by investing in the Trust. Changes in the value of the Trust's portfolio may result from general changes in the market or the economy. Events affecting individual issuers of the securities in the Fund's portfolio may also cause fluctuations in the Trust's share price. In addition, the Trust's portfolio includes foreign securities, which may be more volatile and less liquid than securities of U.S. issuers.

The values of fixed income investments, including some of the debt instruments in which the Trust invests, rise and fall in response to changes in interest rates. Declining interest rates raise the value of investments in debt instruments, while rising interest rates lower the value of investments in debt instruments. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

Accordingly, the primary factors that could reduce the Trust's returns include:

o     A general rise in interest rates, and
o Defaults or an increase in the risk of defaults on portfolio debt securities

Fixed income securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade fixed income securities.

A significant portion of the Trust's net asset value will be invested in debt securities of non-U.S. issuers. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. There is usually less public information available about foreign companies than U.S. companies. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. Debt or equity securities market movements in any country will likely affect the value of the securities the Trust owns which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Typically, investments by the Trust in developing or emerging markets constitute less than 5% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation that in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro. The euro will replace the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be affected.

      Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Other risks of investing in the Trust include call risks and liquidity risks,. For a more detailed discussion of these and other risks, see "Specific Risks of Investing in the Trust."

Bar Chart and Performance Table

The bar chart and performance table below indicate the risks of investing in the Trust. The chart shows the annual total returns of the Trust on a calendar year basis for each of the past ten years.




                                [OBJECT OMITTED]




The total returns displayed for the Trust do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees were included, the returns shown would be lower.



Within the period shown in the chart, the Trust's highest quarterly return was 11.64% for the quarter ended March 31, 1995. Its lowest quarterly return was (18.81%) for the quarter ended December 31, 2000.

Average Annual Total Return
for the periods ended December 31, 2002


                                  1 Year    5 Years   10 Years
-----------------------------------------------------------------

Return Before Taxes               (0.18)%   (4.21)%   (1.28)%
Return After Taxes on
Distributions                     (0.18)%   (4.77)%   (2.13)%
Return After Taxes on
Distributions and
Sale of Trust Shares              (0.14)%   (3.51)%   (1.31)%

Solomon Brothers
World Gov't Bond Index
 (reflects no                      6.85%     7.36%     8.56%
deduction for fees,
expenses, or taxes)

The table shows the Trust's total returns averaged over a period of years as compared to the Soloman Brothers World Government Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on each investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their trust shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The bar chart and the performance table provide you with historical performance information so that you can analyze the potential fluctuations in the Trust's returns and analyze the risks of investing in the Trust. Past results of the Trust, however, do not necessarily indicate how the Trust will perform in the future.

The bar chart and the performance table provide you with historical performance information so that you can analyze the potential fluctuations in the Trust's returns and analyze the risks of investing in the Trust. Past results of the Trust, however, do not necessarily indicate how the Trust will perform in the future.




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



FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees
(fees paid directly from your investment)

   Maximum sales charge (load) imposed on
   purchases (as a percentage of             None
   offering price)
   Maximum deferred sales charge (load)
      (as a percentage of offering price)    None


   Redemption fee (as a percentage
   of amount redeemed)                       None
   Exchange fee                              None


Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)

   Management fees                           0.00%
   Other expenses                            0.31%
   Total annual Fund operating expenses      0.31%




Example

The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           Assuming redemption
                           at the end of each
                           period

One Year                   $32
Three Years:               $100
Five Years                 $174
Ten Years                  $393


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

WHAT ARE THE TRUST'S INVESTMENT STRATEGIES?

The Trust's investment objective is to seek the highest total investment return, including both investment income and capital gains, consistent with prudent risk. The Trust invests primarily in debt obligations issued by U.S. and foreign corporations and government obligations issued or guaranteed by U.S. or foreign governments or their agencies or instrumentalities. These debt obligations may be of short, intermediate or long maturities.

Return from debt instruments comes from interest and possibly favorable market price changes which could make it advantageous to sell an instrument for a capital gain. Return from convertible debentures is based on the same factors, but the market price of such an instrument is directly affected by the conversion price and the price of the equity security into which it is convertible. Return from common and preferred stocks may come from dividends or favorable market price changes permitting sale for a capital gain. The Trust may also hold cash or cash equivalents or certificates of deposit in various currencies in anticipation of or as a hedge against changes in currency values.

The Trust is not subject to any limits on geographic asset distribution and has the authority to invest in any country in the world. The Trust expects, however, that it will invest its assets primarily in the United States and Western European nations. The Trust's investment adviser, Anchor Investment Management Corporation (Investment Adviser) will allocate the Trust's assets among the various securities markets of the world. In allocating the Trust's assets among the securities markets, the Investment Adviser will consider a number of factors, specifically the following:

o the condition and growth potential of the various economies and securities markets
o     currency and taxation considerations
o     pertinent financial, social, national and political factors

Under certain adverse investment conditions in general, or relating only to foreign investments, the Trust may restrict the securities markets in which its assets will be invested. In these cases, the Trust may increase the proportion of assets invested in the United States securities markets as a temporary defensive strategy. The Trust's investments in these circumstances might vary depending upon the nature of the perceived adverse conditions, and thus might range from U. S. government securities to common stocks of U.S. entities. The Trust may also, as a temporary defensive measure, increase its position so that it holds at least 25% of its total assets in cash or cash equivalents (in U. S. dollars or foreign currencies) and short-term securities, including money market securities (such as certificates of deposit, commercial paper and bankers' acceptances) and repurchase agreements.

When the Trust invests in the debt securities of foreign corporations, the Trust intends to invest only in securities which the Investment Adviser determines to have a quality comparable to securities receiving investment grade ratings. These would be the equivalent of ratings of at least "BBB" by Standard & Poor's Corporation or Fitch Investors Service, Inc. or "Baa" by Moody's Investors Service, Inc. The Trust's investments in foreign securities involve special risks. These risks are summarized in this Prospectus and discussed in further detail in the Statement of Additional Information.

Although the Trust does not invest directly in equity securities, it may invest up to 35% of the Trust's assets in debt instruments which are convertible to equity securities. Accordingly, the return on such debt instruments may be affected by the value of the equity security into which it is convertible. In selecting such convertible debt instruments for the Trust, the Investment Adviser considers the value of the underlying equity security based on the issuer's growth in earnings per share, its balance sheet with emphasis on a low debt to equity ratio, adequate working capital, high return on invested capital with an accompanying high capital reinvestment rate, and strong market and product conditions relative to competition within a company's industry group.

The Trust's investment objective may be changed without the approval of the shareholders by vote of a majority of the Trustees.

The investment restrictions to which the Trust is subject are more fully described in the Trust's Statement of Additional Information.

To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions using "derivatives." The Trust's investments in derivatives are limited to 35% of the Trust's total assets and will ordinarily not exceed 10% of such assets. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying securities, indices or currencies. These include transactions in options on securities, securities indices and currencies, transactions in financial futures contracts and related options. The Trust may also make loans of portfolio securities or enter into transactions in repurchase agreements. The use of derivatives and other specialized investment techniques involve special risks and may result in losses to the Trust. See "Specific Risks of Investing in the Trust."

Some of the specialized investment techniques that the Trust may use are summarized below and are discussed further in the Statement of Additional Information.

Options Transactions

The Trust may invest in one or more of the following options transactions. The Trust's investments in any such options transactions will not, in the aggregate, exceed 35% of the Trust's total assets.


    Options Transactions Involving Portfolio Securities and Securities Indices:
    When the Investment Adviser decides it is appropriate, the Trust may write call option contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices. A call option is a short-term contract, usually nine months or less in duration, that gives the purchaser the right to buy from the seller (writer) the underlying security at a specified exercise price, regardless of the market price of the security. A put option is a short-term contract that gives the purchaser of the option the right to sell to the writer of the option the underlying security at a specified exercise price. The purchaser of a put or call option also pays the writer a premium. These options will be covered options (options as to securities which the Trust owns). Options on U.S. securities are generally listed on a national securities exchange. Options on foreign securities and on some U.S. securities may not be listed on any U.S. or foreign exchange.

    The Trust receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in the price of the underlying security (or representative securities, in the case of an index option) above the option's exercise price. The Trust may not always be able to close out option transactions at acceptable prices. The Trust pays a premium when it purchases options, and the Trust may lose this premium if the option proves to have no value.

    Options on Foreign Currencies: The Trust may purchase put and call options on foreign currencies. These purchases will not exceed 35% of the Trust's total assets. The Trust may purchase options on foreign currencies only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit). The Trust may also purchase foreign currency options to seek positive results for its investment objectives.

    Financial Futures and Related Options: The Trust may purchase and sell financial futures contracts and put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase.

Lending of Portfolio Securities: The Trust may seek to increase its income by lending portfolio securities. Any loan will be continuously secured by collateral at least equal to the market value of the security loaned. The total value of the securities loaned at any time will not exceed 30% of the Trust's total assets. The Trust will make loans only to U.S. entities which the Trust's management deems to be creditworthy. In addition, in any loan transactions, the Trust will have the right to call the loan and obtain the securities loaned at any time on five days' notice.

Repurchase Agreements: The Trust may engage in transactions in repurchase agreements. These are agreements under which the Trust acquires a money market instrument (such as a security issued by the U.S. government or one of its agencies, a bankers' acceptance or a certificate of deposit) from a commercial bank, subject to resale to the seller at a specified price and date (normally the next business day). The resale price is reflects an agreed-upon interest rate effective for the period that the Trust holds the security and is not related to the interest rate on the underlying instrument.

The Trust will enter into repurchase agreements only with banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have capital and undivided surplus of at least $200,000,000. The Trust will require that repurchase agreements be secured by acceptable collateral. The Trust may not invest more than 10% of its assets in repurchase agreements having maturities longer than seven days or other investments subject to legal or contractual restrictions on resale or which are not readily marketable.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE TRUST?

Fixed Income Securities

    Market Risk
    The values of fixed income investments, including the debt instruments in which the Trust invests, rise and fall in response to changes in interest rates. Declining interest rates raise the value of debt instruments, while rising interest rates lower the value of debt instruments. Debt instruments with longer maturities are usually subject to a greater risk of an adverse movement in interest rates and a decline in the price of the instrument. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

    Credit Risk
    Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Trust will lose money. Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline

    Noninvestment Grade Securities
    Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. Foe example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Call Risk
    Traditional debt instruments, such as U.S. Treasury Bonds, municipal securities or corporate debt securities, typically pay a fixed rate of interest until maturity, when the entire principal amount is due. An issuer may redeem its debt securities before maturity (call) at a price below its current market price. An issuer may also prepay its debt instruments voluntarily or as a result of a refinancing, or the instruments may be prepaid as a result of a foreclosure. The Trust may have to invest proceeds that it receives from prepayment on its investments in debt securities with lower interest rates, higher credit risks or other less favorable terms.

Convertible Securities

Convertible bonds and debentures are convertible into common stock. Because of this conversion feature, the interest or dividend rate on a convertible security is generally less than a security which is not convertible. The value of a convertible security will be affected by both its stated interest or dividend rate and the value of the underlying debt or equity security. Its value will thus be affected by factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). In addition, some convertible securities, by their terms, permit the issuer to require the Trust to resell the convertible security, which could occur at a time that is not favorable to the Trust based on then-prevailing interest rates or equity values.

Equity Securities

When the Trust invests in debt securities that can be converted into equity securities, the Investment Adviser considers the value of the underlying equity security based on the issuer's growth in earnings per share, its balance sheet with emphasis on a low debt to equity ratio, adequate working capital, high return on invested capital with an accompanying high capital reinvestment rate, and strong market and product conditions relative to competition within a company's industry group. While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries or the securities market or the economy as a whole. If the stocks the Trust holds fluctuate in price, the value of an investment in the Trust will go up and down. This means you could lose money over short or even extended periods of time.

Foreign Investing

A significant portion of the Trust's net asset value will be invested in debt securities of non-U.S. issuers. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. There is usually less public information available about foreign companies than about U.S. companies. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. Debt securities market movements in any country will likely affect the value of the securities the Trust owns which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Typically, investments by the Trust in developing or emerging markets constitute less than 5% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro. The euro will replace the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be affected.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Derivatives

The Trust may engage in transactions using derivatives, including options and futures. Derivatives allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including the following:

      Credit Risk. There is the risk that the other party on a derivative transaction will be unable to honor its financial obligation to the Trust.

      Currency Risk. There is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of the investment.

      Leverage Risk. Leverage risk is created when an investment exposes the Trust to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Trust's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

      Liquidity Risk. There is the risk that certain debt or equity securities may be difficult or impossible to sell at the time the seller would like or at the price that the seller believes the security is currently worth.

      Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what the Trust paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in vale at a rate that is a multiple of the changes in the applicable index.

Loans of Portfolio Securities and Repurchase Agreements

If the Trust makes loans of portfolio securities or uses repurchase agreements, there is a risk that the other party to the transaction may not be able to fulfill its obligations to the Trust. In the event of a default by the borrower in a loan of portfolio securities, the Trust may not be able to recover its securities. In the event of a default by the other party to a repurchase agreement, the Trust may lose its interest in the underlying security.


MANAGEMENT AND ORGANIZATION

Trustees

Under the terms of the Declaration of Trust establishing the Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

Investment Adviser

F. L. Putnam Investment Management Company, Langley Place, 20 Williams Street, Suite G40, Wellesley, Massachusetts 02481, (the "Investment Adviser"), serves as the investment adviser to the Trust pursuant to a written interim investment advisory contract (the "Investment Advisory Contract") dated December 18, 2000. The Investment Adviser and its principal officers have provided investment advisory services to individual, corporate and other institutional clients for many years.

The Investment Adviser is a Maine corporation registered with the Securities and Exchange Commission as an investment adviser, and is wholly-owned by F. L. Putnam Securities Company, Incorporated, a Delaware corporation, Two City Center, Portland, Maine 04101, which is a financial services holding company, substantially all of the outstanding voting stock of which is held by David W.
C. Putnam, a Trustee of the Fund, and members of his family.

The Investment Adviser manages the Trust's investments and affairs, subject to the supervision of the Trustees. Its principal services to the Trust are managing the investment and reinvestment of the Trust's assets. The person who is primarily responsible for the day-to-day management of the Trust's portfolio is
David W. C. Putnam, President of the Adviser. Mr. Putnam has been in the investment management business for many years and, together with the staff of the Adviser, has had substantial experience in selecting such securities.

For its service under the interim Investment Advisory Contract with the Trust, the Investment Adviser receives a fee, payable monthly, calculated at 0.75% per annum of the average daily net assets of the Trust. This fee is higher than that of most other investment companies. For the fiscal year ended December 31, 2000, the previous Investment Adviser, Anchor Investment Management Corporation received investment advisory fees of $637 for its services to the Trust. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses. The current Investment Adviser is waiving its fee.

The Administrator

Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, is Administrator, Transfer Agent and Dividend Disbursing Agent of the Trust. As Administrator it will oversee or provide bookkeeping, securities transactions, net asset value computations and other operational matters for the Trust.


SHAREHOLDER INFORMATION

Purchase of Shares

You may purchase Trust shares directly from the Distributor, Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. An application for your use in making an initial investment in the Trust is included in the back of this Prospectus.

Investment Minimums

o To establish a new account, the minimum investment is $500. There is no minimum for shareholders who make additional investments to existing accounts.

o To exchange other securities for Trust shares, the minimum investment is $5,000. See "EXCHANGES" below.

Share Price

The Trust's share price is its net asset value next determined after the Distributor receives and accepts your order. The Trust calculates its net asset value as of 12:00 noon Eastern Time on each day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on a day on which the New York Stock Exchange is closed but the Trust is open for business if an event occurs that might materially affect net asset value.

In calculating net asset value, the Trust uses market prices of securities traded on U.S. or foreign securities exchanges when available. The market price of a security is equal to the last known sale price, or if there has been no sale of the security, the known current bid price. If a particular security's market price is not available, the Trust will determine the appropriate price based on its "fair value". This means that the Trust may value such securities at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The market prices of all of the Trust's investments are added together, liabilities of the Trust are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Trust values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the time when the net asset value of the Trust is calculated. All assets and liabilities of the Trust denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Trust is calculated.

Exchanges of Shares

The Trust may accept U.S. government securities and U.S. government agency fixed-income securities acceptable to the Investment Adviser in exchange for shares of the Trust. The minimum value of securities accepted for deposit is $5,000. The Trust will value securities accepted for exchange in the same manner provided for valuing its portfolio securities (see "Share Price" above).

If the Trust, upon acceptance of securities for exchange of fund shares, determines to sell these securities, the Trust will pay any liquidation costs involved in disposing of these securities.

You should forward securities for exchange, in proper form for transfer to the Trust, together with a completed and signed letter of transmittal in approved form (available from the Distributor) to the Trust's custodian as follows:
                     Investors Bank & Trust Company
                     Attn:  Anchor International Bond Trust
                     200 Clarendon Street, 5th Floor
                     Boston, Massachusetts 02116

Exchanges of shares must be done as follows:

1. You must forward all securities under a single Letter of Transmittal. In certain instances indicated in the instructions to the Letter of Transmittal, multiple Letters of Transmittal must be attached and transmitted as a single exchange. The Trust may reject securities presented for exchange for any reason, and will only accept securities which are delivered in proper form.

2. If you wish to exchange securities for Trust shares, your securities must not be subject to any restrictions that would affect their resale by the Trust for any reason. The Trust will not accept securities for exchange if, in the opinion of its counsel, acceptance would violate any federal or other law affecting the Trust. The Trust may reject securities for any reason.

3. If you are contemplating an exchange of securities for Trust shares, you or your representative should contact the Distributor before you forward the securities so that the Distributor can determine in advance whether the securities are acceptable to the Trust.

4. If the Trust finds that securities presented for exchange are in good order only in part, the Trust may issue the appropriate number of Trust shares for that part and return the balance to you. The Trust will issue a confirmation for Trust shares to you after securities that it has accepted for exchange have cleared for transfer to the Trust. Certificates will not be issued unless you so request.

5. By tendering securities for exchange, you agree to accept the determination of their market value that the Trust makes at the time it determines the Trust's net asset value per share. The number of shares of the Trust to be issued in exchange for other securities will be the value of the accepted securities determined as described above, divided by the net asset value per Trust share next determined after the Trust's acceptance of the securities.

6. You may realize a gain for federal income tax purposes in connection with your exchange of securities for Trust shares. You should consult your tax advisor about the tax consequences of exchanging securities for Trust shares.

Redemption and Repurchase of Shares

You may require the Trust to redeem your shares. The Trust also maintains a continuous offer to repurchase its shares. Redemptions and repurchases will be made in the following manner:

      1. You may mail or present a written request written request that the Trust redeem your shares to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If you have share certificates, you should properly endorse them and include them with your request. The redemption price will be the net asset value next determined after the Trust receives your request and/or certificates.

      2. Your broker may present your request for repurchase to the Trust. The repurchase price will be the net asset value next determined after the Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m., the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time the following day. If you use a broker, the broker may charge a reasonable fee for his services.

The Trust will pay you for shares that it redeems or repurchases within seven days after it receives your shares, or other required documents, properly endorsed. Your signature on an issued certificate must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific, Boston or Chicago Stock Exchange. The Trust will not accept a signature guarantee by a savings bank or savings and loan association or notarization by a notary public.

To ensure proper authorization, the Trust's transfer agent may request additional documents. These may include stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax (required in some states from selling or exchanging estates before redeeming shares).


There are no circumstances under which the Trust may redeem shares automatically without action by the shareholder.

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend and holiday closings, when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has rendered a certificate for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

You may receive more or less than you paid for your shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

Services for Shareholders

Open Accounts: For your convenience, all shares of the Trust registered in your name are automatically credited to an Open Account maintained for you on the books of the Trust. All shares that you acquire will be credited to your Open Account and share certificates will not be issued unless you request. Certificates representing fractional shares will not be issued in any case. You may surrender certificates previously acquired to the Trust's transfer agent. These certificates will be canceled and the shares so represented will continue to be credited to your Open Account.

Each time shares are credited to or withdrawn from your Open Account, you will receive a statement showing the details for the transaction and your then current balance of shares. Shortly after the end of each calendar year you will also receive a complete annual statement of your Open Account, as well as information as to the Federal tax status of dividends and capital gain distributions, if any, paid by the Trust during the year.

You may transfer shares credited to an Open Account upon proper written instructions to the Trust's transfer agent. You may also redeem or sell shares in the manner shown under the "Redemption and Repurchase of Shares."

Invest-By-Mail: An Open Account provides a single and convenient way of setting up a flexible investment program for the accumulation of shares of the Trust. You may purchase additional shares for your Open Account at any time by sending a check (payable to the order of the Trust) to Anchor Investment Management Corp. Shareholders Services, Attn: Anchor International Bond Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 (giving the full name or names of your account). The Trust will bear the cost of administering shareholders' Open Accounts as an expense of all its shareholders.

Distributions

The Trust currently intends to distribute any income dividends and capital gains distributions in additional Trust shares or, if you elect, in cash. You may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gain distributions in cash.

You may change your distribution option at any time by notifying the Trust's transfer agent in writing. The new distribution option must be received by the Trust's transfer agent at least 30 days prior to the close of the fiscal year. If you have an account with a cash dividend option, and the Trust's transfer agent discovers that your address of record is not current, your account will be changed to reinvest both dividends and capital gains automatically.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as your agent, and credited to your Open Account in full at the closing net asset value on the record date of the distributions.


Tax Consequences

Shareholders will be subject to federal income taxes on distributions made by the Trust, whether you receive distributions in cash or additional Trust shares. Distributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Trust. Dividends paid by the Trust will generally not qualify for the dividends-received deductions for corporation. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust's foreign investments may be subject to foreign withholding taxes. The Trust will be entitled to claim a deduction for foreign withholding taxes for federal income tax purposes. However, any such taxes will reduce the income available for distribution to shareholders.

If you purchase shares shortly before the Trust pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the share price back as a taxable distribution, even though the distribution represents a partial return of your capital.

You must provide the Trust with a certified correct taxpayer identification number (generally your Social Security Number) or certify that you are not subject to withholding. If you fail to do so, the Trust may be required to withhold 20% of the distributions paid to you.

Please consult your tax adviser for further information regarding your federal, state and local tax liability.

OTHER INFORMATION

Custodian, Transfer Agent and Paying Agent

Investors Bank & Trust Company, Financial Product Services, 200 Clarendon Street, 4th Floor, Boston, Massachusetts 02116 is the Trust's custodian bank. The custodian bank receives and holds securities, cash and other assets of the Trust and also makes distributions on behalf of the Trust. If foreign securities must, as a practical matter, be held abroad, the custodian bank and the Trust will arrange for those securities to be held abroad. The Trust's custodian bank does not decide on purchases or sales or portfolio securities or the making of distributions. As of April 1, 1999, Cardinal Investment Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management Corporation, as the transfer agent and dividend-paying agent for the Trust.

Capitalization

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.


Additional Information

You can find more detailed information about the Trust, its investment strategies and risks of investing in the Trust in the Statement of Additional Information.

Shareholder Inquiries

For further information about the Trust, you may call the Trust collect at (508) 831-1171. You may address any written inquiries to Anchor International Bond Trust, c/o Cardinal Investment Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights table is intended to help you understand the Trust's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Trust, assuming reinvestment of all dividends and distributions.

This information has been audited by Livingston & Haynes, P.C., independent public accountants, whose report, along with the Trust's audited financial statements, is included in the Annual Report.

                                      Year ended December 31

                           ---------------------------------------------
                           2002     2001      2000     1999    1998
                           ---------------------------------------------

Net Asset Value,
Beginning of Year          $5.58    $5.61     $6.61    $7.61   $7.46
------------------------------------------------------------------------
Income From Investment
Operations:

Net Investment Income      26.01    22.28     78.25    (28.44) 0.57
Net realized and
unrealized                (26.02)  (22.31)   (79.25)  27.44   0.19
gain (loss) on investments
------------------------------------------------------------------------
Total income from
investment                 (0.01)   (0.03)    (1.00)   (1.00)  0.76
operations
------------------------------------------------------------------------

Less Distributions:

Dividends from net
investment                 --       --        --       --      (0.61)
income
Distributions  from        --       --        --       --      --
capital gains
------------------------------------------------------------------------
Total distributions        --       --        --       --      (0.61)
Net  Asset  Value,  End    $5.57    $5.58     $5.61    $6.61   $7.61
of Year
------------------------------------------------------------------------
Total Return               (0.18%)  (0.53%)   (15.31%) (13.14%)10.20%
------------------------------------------------------------------------

Ratios/Supplemental Data:

Net assets, end of year     $0.013   $0.018    $0.026   $0.132  $5.5
(in millions)
Ratio of expenses to
average net assets           0.31%    2.95%     8.04%    2.20%   1.30%
Ratio of net income to
average                     (0.02%)  (0.07%)   (1.78%)  0.56%   3.53%
net assets
Portfolio turnover rate       --       --        --       --      --

                         ANCHOR INTERNATIONAL BOND TRUST
                                    (the "Trust")
                             MEESCHAERT & CO., INC.
                                 ("Distributor")
                       APPLICATION AND REGISTRATION FORM1
                               Send Application to
 Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts
                                    01612

                                                      Date:_____________

I.   ACCOUNT REGISTRATION:

[GRAPHIC OMITTED] New: Social Security or Tax Number_____________________
                  (if two names below, circle which one has this number.)

[GRAPHIC OMITTED] Existing: Account Number ______________________________
                  (from your latest statement - vital for identification.)

Name(s)__________________________________________________________________
      (Type or print exactly as they are to appear on the Trust's records.)

Street __________________________________________________________________

City ________________________ State ______________________ Zip __________
 If address outside the U.S.A., please circle I (am) (am not) a citizen of the U.S.A.

If registration requested in more than one name, shares will be registered as "Joint Tenants with Rights of Survivorship" unless otherwise instructed.

II.  BASIS FOR OPENING NEW ACCOUNT:

[GRAPHIC OMITTED] A check for $_______________ payable to the Trust attached.
        or
[GRAPHIC OMITTED] Shares _______________ recently purchased on __________
                           (number)                              (date)

Distribution Option: (exercisable only by holders of Common Shares) Check only one. If none checked, option A will be assigned.
[GRAPHIC OMITTED] A. Dividends and capital gains in additional full and fractional shares credited to shareholder's account, no certificates issued.
      OR
[GRAPHIC OMITTED] B. Dividends in cash; capital gains in additional full and fractional shares credited to shareholder's account; no certificates issued.
      OR
[GRAPHIC OMITTED] C. Dividends in cash; capital gains in cash. (Certificates will be issued to shareholders requesting such in writing from the Transfer Agent.)

III. INVEST-BY-MAIL SERVICE: for periodic share accumulation (whether or not dividends are received in shares)

[GRAPHIC OMITTED] Please check if you wish to utilize the Trust's Invest-By-Mail Service. This is a voluntary service involving no extra charge to the shareholder, and it may be changed or discontinued at any time.

IV.  SHAREHOLDER'S   SIGNATURE:   Should  be  the  same  as  name  in  Account
Registration.

__________________________________     ________________________________________
            Signature                         Signature of Co-Owner (if any)

(I have received a current prospectus of the Trust and I understand that my account will be covered by the provisions on the reverse side of this Application.I also understand that I may terminate any of these services at any time.)


DEALER AUTHORIZATION:
                                    (please print)


                                    Representative

_________________________________    ______________________________________
        Dealer's Name                     (Representative's Name)

_________________________________    ______________________________________
        Home Office Address          Telephone Number(Representative's Number)


                                     Branch Office:

_________________________________    ______________________________________
City        State             Zip             Address


_________________________________    ______________________________________
Authorized Signature of Dealer       City   State       Zip

_________________________________
Telephone Number

                         Anchor International Bond Trust


For investors who want more information about the Trust, the following documents are available free upon request:

Annual Reports: Additional information about the Trust's investments is available in the Trust's annual report to shareholders. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information and is incorporated into this Prospectus by reference.

                You can get free copies of the Trust's annual reports and SAIs by writing or calling the Trust collect at:

                         Anchor International Bond Trust
                          579 Pleasant Street, Suite 4
                Paxton, Massachusetts  01612
                Telephone (collect):(508) 831-1171
                Fax:                (508) 831-1191

You can also review the Trust's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission.

You can obtain copies from the Securities and Exchange Commission as follows:

                For  a  fee,   by  writing   to  or   calling   the
                Commission's
                Public Reference Room, Washington, D.C.  20549
                Telephone:  1-800-SEC-0330

                Free from the Commission's Internet website at http://www.sec.gov.










                                             Investment Company Act
                                                  File no. 811-4644

                         ANCHOR INTERNATIONAL BOND TRUST
                          20 Williams Street, Suite G40
                           Wellesley, Massachusetts 02481
                                 (781) 235-6323


                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2003

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus of Anchor International Bond Trust (the "Trust") dated May 1, 2003, and the financial statements contained in the Trust's Annual Report for the year ended December 31, 2002. The Trust's Annual Report is incorporated by reference in this SAI. You may obtain the Trust's Prospectus and Annual Report without charge by writing or calling the Trust collect at (508) 831-1171.

                    ----------------------------------------

                                TABLE OF CONTENTS

THE TRUST.......................................................B-1
INVESTMENT STRATEGIES AND RISKS.................................B-1
      Option Transactions.......................................B-1
      Index Options ............................................B-2
      Risks of Options on Indices ..............................B-3
      Options on Foreign Currencies ............................B-4
      Risks of Foreign Currency Option Activities ..............B-5
      Special Risks of Foreign Currency options ................B-6
      Financial Futures Contracts and Related Options ..........B-7
      Limitations on Futures Contracts and Related Options......B-9
      Risks Relating to Futures Contracts and Related Options...B-9
 PORTFOLIO TURNOVER............................................B-10
INVESTMENT RESTRICTIONS........................................B-11
MANAGEMENT OF THE TRUST........................................B-12
     Officers and Trustees.....................................B-12
     Compensation of Officers and Trustees.....................B-14
     Control Persons and Principal Holders of Trust Shares.....B-14
     Investment Adviser........................................B-15
     Investment Advisory Contract..............................B-15
     Administrator.............................................B-16
     Principal Underwriter.....................................B-17
     Rule 12b-1 Plan...........................................B-17
CAPITALIZATION.................................................B-18
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................B-19
      Purchase of Shares.......................................B-19
      Determination of Net Asset Value.........................B-20
      Redemption and Repurchase of Shares......................B-20
      Redemptions in Kind......................................B-21
DISTRIBUTIONS .................................................B-21
TAXES..........................................................B-22
      General..................................................B-22
      Tax Treatment of Options.................................B-22
PORTFOLIO SECURITY TRANSACTIONS ...............................B-24
OTHER INFORMATION..............................................B-25
      Custodian, Transfer Agent and Dividend-Paying Agent .....B-25
      Independent Public Accountants ..........................B-26
      Registration Statement ..................................B-26
FINANCIAL STATEMENTS...........................................B-26

                                    THE TRUST

Anchor International Bond Trust was established as a business trust under the laws of Massachusetts by a Declaration of Trust dated April 10, 1986 and amended and restated on September 3, 1986. The Trust is a diversified open-end management investment company. The name of the Trust was changed from Meeschaert International Bond Trust on December 5, 1990.


                         INVESTMENT STRATEGIES AND RISKS

The Trust's Prospectus describes the investment objectives and policies of the Trust. The Prospectus also briefly describes specialized techniques that the Trust may use in order to achieve its investment objectives. There can be no assurance that the Trust will achieve its investment objectives. The following discussion is intended to provide further information concerning investment techniques and risk considerations which the Investment Adviser believes to be of interest to investors.

To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions using "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying securities, indices or currencies. These include transactions in options on securities, securities indices and currencies, transactions in financial futures contracts and related options, loans of portfolio securities, transactions in repurchase agreements. The use of derivatives involves special risks and may result in losses to the Trust.

Foreign Securities and Risks

A significant portion of the Trust's net asset value will be invested in debt securities of non-U.S. issuers. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. There is usually less public information available about foreign companies than U.S. companies. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. Debt or equity securities market movements in any country will likely affect the value of the securities the Trust owns which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Typically, investments by the Trust in developing or emerging markets constitute less than 5% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation that in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro. The euro will replace the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be affected.

      Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Option Transactions

A call option is a short-term contract (normally having a duration of nine months or less) which gives the holder of the option (the buyer) the right to buy from the seller (writer) the underlying security at a specified exercise price during the option period. The buyer pays a premium to the writer for undertaking the obligations of the option contract. Because the writer foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, the premium may represent the profit. If the price of the security declines, on the other hand, the premium represents an offset to the loss.

A put option gives the holder of the option the right to sell the underlying security to the writer at the exercise price during the option period. The Trust may purchase a put option on an underlying security that the Trust owns as a defensive technique to protect against an anticipated decline in the value of the security. For example, the Trust may purchase a put option to protect unrealized appreciation of a security where the Investment Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option would reduce any capital gain when the security is eventually sold.

The writing of call options and the purchasing of put options is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. The Investment Adviser believes that the assets of the Trust can be increased by realizing premiums on the writing of call options and by the purchasing of put options on securities held by the Trust.

When a security is sold from the Trust's portfolio, the Trust effects a closing call purchase or put sale transaction so as to close out any existing option on the security. A closing transaction may be made only on an exchange or other market which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that there will be a liquid secondary market on an exchange or otherwise for any particular option, or at any particular time. There may not be a secondary market on an exchange for some options. If the Trust is unable to effect a closing transaction, in the case of a call option, the Trust will not be able to sell the underlying security until the option expires or the Trust delivers the underlying security upon exercise.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and effecting closing transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Trust's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Index Options

The Trust may purchase put or call index options. Such investments typically would be made by the Trust only as a temporary defensive strategy in an attempt to preserve appreciation in the value of the portfolio's debt securities. A call option on a securities index is similar to a call option on an individual security, except that the option's value depends on the weighted value of the group of securities constituting the index. Also, all settlements on index options are made in cash. When the Trust purchases index options, a "multiplier" is used to determine the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The Trust has traded index options relating to the Standard & Poor's 100 and 500 Composite Stock Price Indices. In the future the Trust may also trade index options relating to any of the following specific indices: Computer/Business Equipment Index, Major Market Index, AMEX Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Trust may write call options and purchase put and call options on any other traded indices. Call options on securities indices written by the Trust will be "covered" by identifying the specific portfolio securities generally represented by the index. A call is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges ), or has the right to acquire such securities through immediate conversion of securities. The Trust will not engage in options on a particular stock index unless more than 10% of the Trust's total assets are invested in shares of stock represented by the index.

To secure the obligation to deliver the underlying securities in the case of an index call option written by the Trust, the Trust will be required to deposit qualified securities. A "qualified security" is a security against which the Trust has not written a call option and which has not been hedged by the Trust by the sale of a financial futures contract. If at the close of business on any



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


day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Trust will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Trust writes a call on an index which is in the money (when the market price of the index is above the exercise price of the call) at the time the call is written, the Trust will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is in the money times the multiplier times the number of contracts. Any amount segregated may be applied to the Trust's obligation to segregate additional amounts if the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

The Trust may also purchase put and call options for a premium. The Trust may sell a put or call option which it has previously purchased prior to the sale of the underlying security. Such a sale may result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Because the Trust intends to qualify as a regulated investment company under the Internal Revenue Code, the Trust may be subject to other restrictions on the Trust's ability to enter into option transactions. See "Taxes -- Tax Treatment of Options and Futures Transactions."

Risks of Index Options

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Trust will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of an individual security. Accordingly, the value of the Trust's index options transactions will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Trust would not be able to close out options which it has purchased or written. Also, if restrictions on exercise were imposed, the Trust may be unable to exercise an option it purchased. As a result, the Trust could incur substantial losses. It is the Trust's policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance. Further, unlike call writing on portfolio securities, the writer cannot provide in advance for its potential settlement obligation by holding the underlying securities.

Price movements in securities in the Trust's portfolio will not correlate perfectly with movements in the level of the index. Therefore, the Trust bears the risk that the price of the securities held by the Trust may not increase as much as the index. In this event, the Trust would bear a loss on the call which would not be completely offset by movements in the prices of the Trust's portfolio securities. It is also possible that the index may rise when the Trust's portfolio securities do not. If this occurred, the Trust would experience a loss on the call which would not be offset by an increase in the value of its portfolio and also might experience a loss in its portfolio.

Unless the Trust has other liquid assets which will satisfy the exercise of a call on an index, the Trust will have to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Trust fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Trust's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



When the Trust has written a call on an index, there is also a risk that the market may decline between the time the Trust has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Trust is able to sell securities in its portfolio. As with options on portfolio securities, the Trust will not learn that a call has been exercised until the day following the exercise date. Unlike a call on a portfolio security in settlement, the Trust may have to sell part of its portfolio securities to make settlement in cash, and the price of such securities might decline before they can be sold.

If the Trust exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall out of the money, the Trust will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. The Trust may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price. The Trust may not be able to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and effecting closing transactions, as well as for purchases and sales of underlying securities. The writing of options may cause significant increases in the Trust's portfolio turnover rate, especially during periods when the market prices of the underlying securities appreciate.

Options on Foreign Currencies

The Trust may engage in options on foreign currencies, also referred to as foreign currency hedging transactions, in an attempt to minimize the effects of currency fluctuations on the Trust. A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option. The purchase of put and call options on foreign currencies is similar to the purchase of puts and calls on stocks.

Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Foreign currencies options are currently traded in British pounds, Swiss francs, Japanese yen, Deutsche marks and Canadian dollars. The Trust may use foreign currency options to protect against the decline in the value of portfolio securities resulting from changes in foreign exchange rates, as the following examples illustrate:

1. In connection with the Trust's payment for securities of a foreign issuer at some future date in a foreign currency, the Trust may purchase call options on that foreign currency to hedge against the risk that the value of the foreign currency might rise against the U. S. dollar, which would increase the cost of the currency and the transaction.

      EXAMPLE: The Trust must pay for the purchase of securities of a Swiss issuer in Swiss francs. If the Trust is concerned that the price of Swiss francs might rise in price (in U. S. dollars) from, for example, $.4780, it might purchase Swiss franc June 48 call options for a premium of, for example, $.50 (i.e. $.005 per Swiss franc times 62,500 Swiss francs per contract, for a total premium of $312.50 -- plus transaction costs). This would establish a maximum cost for Swiss francs and thus the maximum cost in U.S. dollars for the Swiss securities. If Swiss francs subsequently appreciated to $.4950 and the premium on Swiss franc June 48 call options increased to, for example, $1.95 (for a total premium of $1,219.75), the Trust could sell the option at a profit ($1,219.75 less the original premium paid of $312.50 and transaction costs) to offset the increased cost of acquiring Swiss francs. Alternatively, the Trust could exercise the option contract. If the Swiss franc remained below $.48, the Trust could let its calls expire (losing its premium) and purchase the Swiss francs at a lower price.

2. The Trust may purchase foreign currency options to protect against a decline in the Trust's cash and short-term U.S.
government securities.

      EXAMPLE: The Trust may have investments in cash and in short-term U.S. Government securities e.g., U.S. Treasury bills having maturities of less than one year). In order to hedge against a possible decline in the value of the U.S. dollar, the Trust might purchase Deutsche mark 40 calls. If the Deutsche mark appreciates above $.40, then the Trust could exercise its option contract and stabilize the value of its cash holdings and the underlying value of the U.S. Treasury bills in its portfolio as a result of the improved exchange rate between the Deutsche mark and the U.S. dollar.

As is the case with other listed options, the effectiveness of foreign currency options in carrying out the Trust's objective will depend on the exercise price of the option held and the extent to which the value of such option will be affected by changes in the exchange rates of the underlying currency. To terminate its rights in options which it has purchased, the Trust would sell an option of the same series in a closing sale transaction. The Trust will realize a gain or loss, which will be offset by a loss or gain on the U.S. dollar, depending on whether the sale price of the option is more or less than the Trust's cost of establishing the position. If the transaction is not completed, the option may be allowed to expire (causing loss of the option premium amount) or liquidated for any remaining value.

Foreign currency options purchased for the Trust will be valued at the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. Options which are not actively traded will be valued at the difference between the option price and the current market price of the underlying security, provided that the put price is higher than such market price or the call price is lower than such market price. In the event that a put price is lower than the current market value of the underlying security, or a call price is higher than the current market value of the underlying security, then the option will be assigned no value.

Risks of Foreign Currency Option Activities

If a decline in the value of the Trust's portfolio is accompanied by a rise in the value of a foreign currency in relation to the U.S. dollar, the purchase of options on that foreign currency may generate gains which would partially offset the decline. However, if after the Trust purchases an option, the value of the Trust's portfolio moves in the opposite direction from that contemplated, the Trust may experience losses to the extent of premiums it paid in purchasing the options. This will reduce any gains the Trust would otherwise have. For this reason, as well as supply and demand imbalances and other market factors, the price movements of options on foreign currencies may not correspond to the price movements of the Trust's portfolio securities. In these cases, the Trust may incur losses on the options transactions.

The Trust's success in using options on foreign currencies depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the general securities markets and on the Investment Adviser's ability to select the proper type time and duration of options. Although the Investment Adviser has prior experience in using currency options, this technique may not produce its intended results. The price movements of options relating to currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and the options transactions.

Option positions on foreign currencies may be closed out only on an exchange or other market which provides a secondary market for options of the same series. Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Trading in options on foreign currencies may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, trading may be suspended after the price of an option has risen or fallen more than a specified maximum amount. Exercise of foreign currency options also could be restricted or delayed because of regulatory restrictions or other factors. The ability to establish and close out positions in foreign currency options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will continue. The Trust will not purchase foreign currency options on any exchange or other market unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently. Although the Trust intends to purchase options only when there appears to be an active market for them, there can be no assurance that there will be a liquid market when the Trust seeks to close a particular option position. Accordingly, the Trust may experience losses as a result of its inability to close out an options position.

The Trust also may be generally restricted in the purchase and sale of options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. One of the requirements for this qualification is that less than 30% of the Trust's gross income must be derived from gains on securities held for less than three months. Accordingly, the Trust will be restricted in the purchasing of options on foreign currencies which expire in less than three months, and in effecting closing purchase or sale transactions relating to put options on foreign currencies which were purchased less than three months prior to such transactions. The Trust may also be restricted in the purchase of put options for the purpose of hedging underlying foreign currencies because of the application of the short sale holding period rules as to the underlying hedged currencies. Thus, the extent to which the Trust may engage in option transactions may be materially limited by this 30% test, by the additional Code requirement that at least 90% of the Trust's gross income be derived from dividends, interest, and gains from the sale or other disposition of securities, and by other Code requirements.

Special Risks of Foreign Currency Options

In addition to the risks described above, other special risks associated with foreign currency options include the following:

1. The value of foreign currency options depends upon the value of foreign currencies relative to the U.S. dollar. As a result, the prices of foreign currency options may vary with changes in the value of either or both currencies. Thus, fluctuations in the value of the U.S. dollar will affect exchange rates and the value of foreign currency options, even in the case of an otherwise stable foreign currency. Conversely, fluctuations in the value of a foreign currency will affect exchange rates and the value of foreign currency options even if the value of the U.S. dollar remains relatively constant. Thus, the Trust must consider carefully factors affecting both the U.S. economy and the economy of the foreign country issuing the foreign currency underlying the option.

2. The value of any currency, including U.S. dollars and foreign currencies, may be affected by a number of complex factors applicable to the issuing country. These factors include the prevailing monetary policy of that country, its money supply, its trade deficit or surplus, its balance of payments, interest rates, inflation rates and the extent or trend of its economic growth. In addition, foreign countries may take a variety of actions, such as increasing or decreasing the money supply or purchasing or selling government obligations, which may have an indirect but immediate effect on exchange rates.

3. The exchange rates of foreign currencies (and therefore the value of foreign currency options) could be significantly affected, fixed or supported directly or indirectly by government actions. Any government intervention may increase risks to investors since exchange rates may not be free to fluctuate in response to other market forces.

4. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those likely to be involved in the exercise of individual foreign currency option contracts, investors who buy or write foreign currency options may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots. Because this price differential may be considerable, it must be taken into account when assessing the profitability of a transaction in foreign currency options.

5. There is no systematic reporting of last sale information for foreign currencies. Reasonably current, representative bid and offer information is available on the floor of the exchange on which foreign currency options are traded, in certain brokers offices, in bank foreign currency trading offices, and to others who wish to subscribe for this information. There is, however, no regulatory requirement that those quotations be firm or revised on a timely basis. The absence of last sale information and the limited availability of quotations to individual investors may make it difficult for many investors to obtain timely, accurate data about the state of the underlying market. In addition, the quotation information that is available usually relates to very large transactions in the interbank market and does not reflect exchange rates for smaller transactions. Since the relatively small amount of currency underlying a single foreign currency option would be treated as an odd lot in the interbank market (i.e., less than $5 million), available pricing information from that market may not necessarily reflect prices pertinent to a single foreign currency option contract. Investors who buy or sell foreign currency options covering amounts of less than $5 million should expect to deal in the underlying market at prices that are less favorable than for round lots.

6. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies. If The Options Clearing Corporation ("OCC") determines that these restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or impose undue burdens on parties to exercise settlements, it is authorized to impose special exercise settlement procedures, which could adversely affect the Trust.

7. The interbank market in foreign currencies is a global, around-the-clock market. Therefore, in contrast with the exchange markets for stock options, the hours of trading for foreign currency options do not conform to the hours during which the underlying currencies are traded. (Trading hours for foreign currency options can be obtained from a broker.) To the extent that the options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The possibility of these movements should be taken into account in (a) relating closing prices in the options and underlying markets, and (b) determining whether to close out a short option position that might be assigned in an exercise that takes place after the options market is closed on the basis of underlying currency price movements at a later hour.

8. Since settlement of foreign currency options must occur within the country issuing that currency, investors, through their brokers, must accept or make delivery of the underlying foreign currency in conformity with both U.S. and foreign restrictions or regulations regarding foreign banking arrangements by U.S. residents. The Trust may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country. Prior to placing any assets with a foreign custodian in connection with the settlement of foreign currency options, the Trustees of the Trust will determine that maintaining these assets in a particular country or countries and with a particular foreign custodian is consistent with the best interests of the Trust and its shareholders. The Trustees will approve, as consistent with the best interests of the Trust and its shareholders, a written contract between the Trust and its foreign custodian. The Trustees will also establish a system to monitor such foreign custody arrangements. The Trustees will, at least annually, review and approve the continuance of these arrangements as consistent with the best interests of the Trust and its shareholders.

Financial Futures Contracts and Related Options

The Trust may use financial futures contracts and related options to hedge against changes in currency exchange rates or in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Trust's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, futures contracts may protect against an increase in the market price of securities which the Trust may wish to purchase in the future.

The Trust may purchase or sell any financial futures contracts which are traded on an exchange or board of trade or other market. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency contracts. A United States public market presently exists in interest rate futures contracts on long-term U.S. Treasury bonds, U.S. Treasury notes and three-month U.S. Treasury bills. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed. Currency futures contracts are also traded on various exchanges or boards of trade.

In contrast to the situation where the Trust purchases or sells a security, the Trust does not deliver or receive a security upon the purchase or sale of a financial futures contract. Initially, the Trust will be required to deposit in a segregated account with its custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin. The initial margin is like a performance bond or good faith deposit on the contract. The current initial margin deposit on the contract is approximately 5% of the contract amount. The Trust will make subsequent payments, called variation margin, to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


The writer of an option on a futures contract is required to deposit margin under requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of currencies or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller is immediately paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the seller immediately pays the difference and realizes a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain. If the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Trust will pay commissions on financial futures contract and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options

The Trust may not currently engage in transactions in financial futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in exchange rates or the market value of its portfolio securities or securities which it intends to purchase. Also, the Trust may not currently purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related option positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, the Trust must deposit an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Trust's initial margin deposit, in a segregated account with the Trust's custodian bank to collateralize fully the position and ensure that it is not leveraged.

The Trust's ability to enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code relating to the Trust's qualification as a regulated investment company. See "Taxes-Tax Treatment of Options and Futures Transactions."

Risks Relating to Futures Contracts and Related Options

The Trust may close out positions in financial futures contracts and related options only on an exchange or other market which provides a secondary market for such contracts or options. The Trust will enter into futures or related option positions only if there appears to be a liquid secondary market. However, a liquid secondary market may not exist for any particular futures or related option contract at any specific time. Thus, it may not be possible to close out a futures or related option position. If there are adverse price movements in the Trust's futures positions, the Trust will continue to be required to make daily margin payments. In this situation, if the Trust has insufficient cash to meet daily margin requirements, it may have to sell portfolio assets at a time when it may be disadvantageous to do so. In addition, the Trust may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in the market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Trust to incur additional brokerage commissions and may cause an increase in the Trust's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Trust's Investment Adviser to forecast correctly the direction and extent of currency exchange rate and market movements within a given time frame. To the extent exchange rate and market prices remain stable during the period that the Trust holds a futures contract or option, or prices move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Trust's total return for the period may be less than if it had not engaged in the hedging transaction.

The Trust's use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies or securities which are being hedged. If the price of the futures contract moves more or less than the price of the currencies or securities being hedged, the Trust will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Trust has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Trust's portfolio (or related currencies) may decline. If this occurred, the Trust would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline. If this occurred, the Trust would lose money on the futures contract and the value of its portfolio securities would decline. If the Trust purchases futures contracts to hedge against a possible increase in the prices of securities before the Trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, the market may decline. If the Trust then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures that would not be offset by a reduction in the price of securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of currencies and securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Trust because the maximum amount at risk is the premium paid for the options plus transaction Costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Trust while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

The Trust will not invest more than 35% of its total assets in any option-related investments.

The Trust also may be generally restricted in dealing with options, futures contracts and related options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                               PORTFOLIO TURNOVER

      The Trust will generally purchase securities for possible long-term appreciation and not for short-term trading profits. However, when the Investment Adviser deems changes appropriate, it will not be limited by the rate of portfolio turnover. The Trust's annual portfolio turnover rate will normally not exceed 50%. However, a rate of turnover of 100% could occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities).

      If the Trust has a high rate of portfolio turnover, it will pay greater brokerage commissions and other costs. The Trust must bear these increased costs directly and thus its shareholders will bear them indirectly. There may also be the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income.

      The portfolio turnover rates for 2002 and 2001 were 0% and 0%, respectively.

                             INVESTMENT RESTRICTIONS

      The Trust has adopted the following investment restrictions which are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Trust. This means the lesser of either (i) a majority of the outstanding shares of the Trust or (ii) 67% or more of the Trust's shares represented at a meeting if more than 50% of the shares are present or represented by proxy at the meeting.

      1. The Trust will not purchase any securities (other than securities of the U.S. government, its agencies, or instrumentalities) if as a result more than 5% of the Trust's total assets (taken at current value) would then be invested in securities of a single issuer.

      2. The Trust will not make loans, but the Trust may purchase a portion of an issue of publicly distributed bonds, debentures, or similar debt securities. (These debt securities may including repurchase agreements in which the Trust's cash is, in effect, deposited on a secured basis with a bank for a period and yields a return, but no more than an aggregate of 10% of the Trust's total assets will be invested in repurchase agreements having maturities longer than seven days or other investments subject to legal or contractual restrictions on resale or which are not readily marketable.) The Trust may also lend portfolio securities upon conditions that the Securities and Exchange Commission may impose, if the value of securities loaned at any time does not exceed 30% of the Trust's total assets.

      3. The Trust will not borrow in excess of 5% of its total assets (valued at market or other fair value at the time of the borrowing). The Trust may borrow funds as a temporary measure for extraordinary or emergency purposes. The Trust may not pledge or mortgage its assets (valued at market) to an extent greater than 15% of the Trust's gross assets (valued at cost).

      4. The Trust will not purchase any securities if, as a result of the purchase, the Trust would hold more than 10% of the total outstanding voting securities of the issuer (other than any wholly owned subsidiary of the Trust).

      5. The Trust will not purchase or hold the securities of any issuer if the officers and Trustees of the Trust or its Investment Adviser who own beneficially more than 1/2 of 1% of the securities of that issuer together own beneficially more than 5% of the securities of that issuer.

      6. The Trust will not purchase the securities of any other investment company. The Trust may, however, make such a purchase in the open market if there is no commission or profit to a sponsor or dealer (other than the customary broker's commission). Further, not more than 10% of the Trust's total assets (taken at market or other fair value) may be invested in investment company securities and not more than 3% of the voting stock of another investment company may be owned by the Trust immediately after the making of any such investment. The Trust may purchase investment company securities as part of a merger, consolidation or acquisition of assets.

      7. The Trust will not purchase securities of companies that (including their predecessors) have less than three years of continuous operations if such a purchase would cause the Trust's investments in such companies (taken at cost) to exceed 5% of the total assets of the Trust (taken at current values). This restriction shall not apply to any of the Trust's investments in any of its wholly owned subsidiaries.

      8. The Trust will not participate in a joint venture or on a joint and several basis in any securities trading account.

      9. The Trust will not act as an underwriter of securities issued by others, except to the extent that the Trust may be deemed so in connection with the disposition of securities that it owns.

      10. The Trust will not make short sales of securities unless at all times when a short position is open, it owns an equal amount of the securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

      11. The Trust will not purchase securities on margin, but may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities.

      12. The Trust will not invest in a company in any single industry if, immediately after such an investment, more than 25% of the Trust's total assets would be invested in companies in that industry.

      13. The Trust will not make investments in real estate or in direct interests in real estate.

14.   The Trust will not issue senior securities.

      15. The Trust will not write, purchase or sell puts, calls or combinations of them or take positions in commodities or commodity futures contracts or related options. The Trust may, however, write covered call options on securities, securities indices and currencies and enter into closing purchase or sale transactions relating to written options. The Trust may also purchase put or call options on securities, securities indices and currencies. In addition, the Trust may engage in financial futures contracts and related options transactions.


                             MANAGEMENT OF THE TRUST

Officers and Trustees

The Trustees of the Trust are responsible for managing the Trust's business affairs and for exercising all the powers of the Trust, except those reserved to the shareholders. The Trust's officers and Trustees, their positions with the Trust and their principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each officer and Trustee is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, which is also the address of the Trust's Investment Adviser, Anchor Investment Management Corporation. An asterisk (*) indicates Trustees who are interested persons, as defined in the Investment Company Act of 1940, of either the Trust or the Investment Adviser.

                             Positions with    Principal Occupation
Name, Address and            the Trust         During the Past 5
Birth Date                                     Years

ERNEST BUTLER                Trustee           President, I.E.
Born June 17, 1928                             Butler Securities
11809 Hinson Road, Suite 400                   (securities dealer);
Little Rock, AR 72212                          formerly Senior
                                               Executive Vice
                                               President Stephens,
                                               Inc. (securities
                                               dealer)
                                               (1982-February 1998).

SPENCER H. LEMENAGER         Trustee           President, Equity,
Born January 25, 1938                          Inc. (private
222 Wisconsin Avenue                           investment company)
P.O. Box 390
Lake Forest, IL 60045

DAVID W. C.                  Chairman          Chairman and Trustee,
PUTNAM                       and Trustee       Progressive Capital
Born October 8, 1939                           Accumulation Trust
10 Langley Road                                (formerly Anchor
Newton Centre, MA 02159                        Capital Accumulation
                                               Trust), (investment
                                               company); President
                                               and Director,
                                               F. L. Putnam
                                               Securities Company,
                                               Inc. and subsidiaries
                                               (investment advisor).

J. STEPHEN PUTNAM            Vice President    President, Robert
Born May 21, 1943            and Treasurer     Thomas Securities,
880 Carillon Parkway                           Inc. (securities
P.O. Box 12749                                 dealer); Director,
St. Petersburg, FL 33733                       F.L. Putnam
                                               Securities Company,
                                               Inc. (investment
                                               advisor)

DAVID Y. WILLIAMS2*          Trustee,          President and
Born November 24, 1930       President  &      Director, Anchor
579 Pleasant St., Suite 4    Secretary         Investment Management
Paxton, MA 01612                               Corporation
                                               (investment adviser);
                                               President and
                                               Director, Meeschaert
                                               & Co., Inc.
                                               (securities dealer);
                                               Vice President,
                                               Secretary and
                                               Treasurer,
                                               Progressive
                                               Investment
                                               Management,
                                               Inc.(investment
                                               adviser)

CHRISTOPHER Y. WILLIAMS2     Vice President    Vice President and
Born December 12, 1964       and Asst.         Asst. Secretary,
579 Pleasant St., Suite 4    Secretary         Progressive
Paxton, MA 01612                               Investment Management
                                               Inc. (investment
                                               adviser),; Vice
                                               President and
                                               Secretary, Anchor
                                               Investment Management
                                               Corporation
                                               (investment adviser);
                                               Vice President and
                                               Secretary, Meeschaert
                                               & Co. Inc.
                                               (securities dealer);
                                               President and
                                               Secretary, Cardinal
                                               Investment Services,
                                               Inc. (financial
                                               administrative
                                               services)


1. David W.C. Putnam and J. Stephen Putnam are brothers.

2. David Y. Williams is the father of Christopher Y. Williams.

The Officers and Trustees of the Trust as group owned less than one percent (1%) of the Trust's shares outstanding on December 31, 2002.

Messrs. Ernest Butler and Spencer LeMenager are the Trustees who are not interested persons (as defined in the Investment Company
Act of 1940) of the Trust.


The standing audit committee is composed of Messrs. LeMenager, D.
Putnam and Butler. The Trust does not have a nominating or compensation committee.

Compensation of Officers and Trustees

The Trust does not and will not pay any compensation to any of its officers or Trustees who are interested persons (as defined in the Investment Company Act of 1940) of the Trust or of any investment adviser or distributor of the Trust. The Trust pays an annual fee of up to $1,000 to each Trustee who is not an interested person. The Trust did not pay any person, including directors, officers, or employees, in excess of $60,000.00 during its most recent fiscal year.


Principal Holders of Securities

As of the date of this SAI, Wendel & Co., c/o Bank of New York,
P. O. Box 1066, Wall Street Station, New York, New York 10268, as an indirect nominee of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., a privately-owned corporation organized under the laws of France, 23 Rue Drouot, 75009, Paris, France, held of record 77.22% of the outstanding shares of the Trust.

Shareholders owning 25% or more of outstanding Trust shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser

F. L. Putnam Investment Management Company, Langley Place, 20 Williams Street, Suite G40, Wellesley, Massachusetts 02481, (the "Investment Adviser"), serves as the investment adviser to the Trust pursuant to a written interim investment advisory contract (the "Investment Advisory Contract") dated December 18, 2000. The Investment Adviser and its principal officers have provided investment advisory services to individual, corporate and other institutional clients for many years.

The Investment Adviser is a Maine corporation registered with the Securities and Exchange Commission as an investment adviser, and is wholly-owned by F. L. Putnam Securities Company, Incorporated, a Delaware corporation, Two City Center, Portland, Maine 04101, which is a financial services holding company, substantially all of the outstanding voting stock of which is held by David W.
C. Putnam, a Trustee of the Fund, and members of his family.

The Investment Adviser manages the Trust's investments and affairs, subject to the supervision of the Trustees. Its principal services to the Trust are managing the investment and reinvestment of the Trust's assets. The person who is primarily responsible for the day-to-day management of the Trust's portfolio is
David W. C. Putnam, President of the Adviser. Mr. Putnam has been in the investment management business for many years and, together with the staff of the Adviser, has had substantial experience in selecting such securities.

For its service under the interim Investment Advisory Contract with the Trust, the Investment Adviser receives a fee, payable monthly, calculated at 0.75% per annum of the average daily net assets of the Trust. This fee is higher than that of most other investment companies. For the fiscal year ended December 31, 2000, the previous Investment Adviser, Anchor Investment Management Corporation received investment advisory fees of $637 for its services to the Trust. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses. The current Investment Adviser is waiving its fee. The Investment Adviser's Directors and Officers are as follows:

      Frederic L. Putnam, a director of the Investment Adviser, is Chairman and President of Colonial Gas, a distributor of natural gas, and of F.L. Putnam Securities Company, Incorporated.

      Alan L. Gosule, a director of the Investment Adviser, is a partner of the law firm of Rogers & Wells, and a trustee of the Northstar investment trusts.

      David Y. Williams, a director of the Investment Adviser, is president and a director of Anchor Investment Management Corp. and Meeschaert & Co., Inc., a securities broker/dealer, and a trustee, president and secretary of the Progressive Capital Accumulation Trust.

      J. Stephen Putnam, a director of the Investment Adviser, is a director of F. L. Putnam Securities Company Incorporated, President and a director of Robert Thomas Securities, Inc., a securities broker-dealer, and an officer of the Anchor investment trusts.

      David W. C. Putnam; President and a director of the Trust and the Investment Adviser, is also Clerk and a director of F. L. Putnam Securities Company Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co., and a trustee of the Progressive and the Northstar investment trusts.

Investment Advisory Contract

The Trust and the Investment Adviser entered into an interim Investment Advisory Contract dated December 18, 2000.

The Investment Adviser manages the investments and affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment and clerical personnel. The Investment Advisor also furnishes investment advisory, statistical and research facilities. The Trust pays all its expenses not specifically assumed by the Investment Adviser under the contract, including without limitation, the fees and expenses of the Trust's custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear any expenses incurred in connection with litigation in which the Trust is a party and the related legal obligation that the Trust may have to indemnify its officers and trustees.

For the fiscal year ended December 31, 2002, the Trust paid expenses of $50, which represented 0.31% of the Trust's average net assets.

The Trust pays the Investment Adviser, as compensation under the interim Investment Advisory Contract, a monthly fee of .0625% (equivalent to 3/4 of 1% annually) of the average daily net assets of the Trust. This fee may be higher than that paid by other investment companies. For the Investment Adviser's services to the Trust, Trust paid the prior Investment Adviser fees of $101,903 in 1998, $34,054 in 1999, and $637 in 2000. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses. The Investment Adviser is currently waiving its fee.

The interim Investment Advisory Contract will remain in effect until June 16, 2003 or until terminated by either party. It is expected that a new investment advisory contract will be submitted to the shareholders by that time for their approval. In general, if approved, the contract may be extended from year to year upon its expiration if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose. Amendments to the contract require similar approval by the shareholders and disinterested Trustees. The contract is terminable at any time without penalty by the Trustees of the Trust or by vote of the holders of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The contract terminates automatically in the event of its assignment (which includes the transfer of a controlling interest in the Investment Adviser).

The interim Investment Advisory Contract provides that the Investment Advisor shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The interim Investment Advisory Contract also provides that the Investment Advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Administrator

The Trust has entered into an administration agreement (the Administration Agreement) with Cardinal Investment Services, Inc., (the Administrator), 579 Pleasant Street, Paxton, Massachusetts 01612. Under the Administration Agreement, the Administrator is required generally to administer the Trust's business. The Administrator's duties, which may be assigned to a sub-administrator, include specifically the following. The Administrator calculates the Trust's net asset value and prepares and files all registration or other material required by federal and state laws for the registration or other qualification of the Trust and its shares for sale to the public as required by those laws. The Administrator also prepares and files or mails all reports and statements that the Trust is required by federal and state laws to file or send to all authorities and shareholders of the Trust. The Administrator maintains contact with and coordinates the Trust's public accountants, legal counsel, custodian, transfer and service agent and other service providers, all of whose fees are paid independently by the Trust. The Administrator also coordinates the Trust's portfolio transactions and cash management with the Trust's custodian and receives, confirms and pays over to the Trust's custodian the proceeds of sales by the Trust of its shares. The Administrator administers and confirms to the Trust's transfer agent and shareholders the sales of Trust shares and prepares and maintains on behalf of the Trust such records of the Trust's business transactions as are not maintained by other service providers to the Trust. The Administrator is also required, at its own expense, to furnish office space, facilities, and equipment necessary for the administration of the Trust. For its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $28,000. This fee is currently being waived.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated, without payment of penalty, at any time upon mutual consent of the Trust and the Administrator or by either party upon not more than 60 days' and not less than 30 days' written notice to the other party.

The Administration Agreement also provides that the Administrator shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Principal Underwriter

Meeschaert & Co., Inc. (the Distributor) is the principal underwriter of the Trust's shares. The Distributor is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Several of the officers and directors of the Distributor are also officers and Trustees of the Trust. See "MANAGEMENT OF THE FUND
- Officers and Trustees" above.

Code of Ethics

The Trust, the Investment Adviser, the Administrator, and the Distributor, each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes are subject to certain restrictions when purchasing securities that may be purchased or held by the Trust.


                                 CAPITALIZATION

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees holding office have been elected by shareholders, a meeting of shareholders will be called to elect Trustees. Under the Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which the Trust itself would be unable to meet its obligations. The possibility that these circumstances would occur is remote upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

            PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may purchase shares of the Trust from the Distributor at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Investors pay no sales charge or commission upon investment. For new shareholders initiating accounts, the minimum investment is $500, except for exchanges of securities for Trust shares, where the minimum is $5,000. (See "SHAREHOLDER INFORMATION - Exchange of Shares" in the Prospectus). There is no minimum for shareholders making additional investments to existing accounts.

An application for use in making an additional investment in the Trust appears in the back of the Trust's Prospectus. The method for determining the applicable price is described in the Prospectus under "SHAREHOLDER INFORMATION - Share Price."

The Distributor sells shares to the public as agent for the Trust and is the sole principal underwriter for the Trust under a Distributor's Contract dated October 5, 1990. This is the date on which the Board of Trustees adopted the contract in connection with the Distribution Plan described above under "Distribution of Shares." The contract automatically terminates upon assignment (which includes the transfer of a controlling interest in the Distributor) by either party. The contract also provides that it may be continued from year to year upon approval by a majority of the Trust's shares or by the Board of Trustees as well as, the approval, by vote cast in person at a meeting called for the purpose, by a majority of the Independent Trustees. Under the contract, the Distributor pays expenses of sales literature, including copies of the Trust's Prospectus delivered to investors. The Trust pays for its registration and registration of its shares under the federal Securities and Investment Company Acts and state securities acts and other expenses in which it has a direct interest.

During the years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Distributor received no sales commissions.

Determination of Net Asset Value

The Trust net asset value as of 12:00 noon Eastern Time on each business day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on any day that the Trust is open, but the New York Stock Exchange is not open for business if an event occurs which might materially affect the net asset value.

The manner of determination of the net asset value is briefly as follows. Securities traded on a United States national, or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other United States and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Other securities (including limited trade securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. The market prices of all of the Trust's investments are added together, liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Redemption and Repurchase of Shares

Any shareholder may require the Trust to redeem his shares. The Trust also maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his service. Redemptions and repurchases will be made in the following manner:

1. A shareholder may mail or present a written request that the Trust redeem his shares to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If a shareholder has share certificates, the investor should properly endorse them and include them with the written request. The redemption price will be the net asset value next determined after the Trust receives the request and, if applicable, the certificates.

2. A shareholder's broker may present request for repurchase to the Trust. The repurchase price will be the net asset value next determined after Trust receives the request. If the broker receives the request before noon and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time that day. If the broker receives the request after noon, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

The Trust will pay for shares redeemed or repurchased within seven days after it receives the request and any required documents, properly endorsed. The signature(s) on the share certificate or request must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific Coast, Boston or Chicago Stock Exchange. The Trust will not accept signature guarantee by a savings bank, or savings and loan association or notarization by a notary public.

To insure proper authorization, the Trust's transfer agent may request additional documents, including stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax forms (required in some states from selling or exchanging estates before redeeming shares).

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption or made a request for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

                                  DISTRIBUTIONS

The Trust is authorized to issue two classes of shares, Common Shares and Class A Common Shares. Only Common Shares are currently issued and outstanding. The Trust does not presently intend to issue any more of its Class A Common Shares.

The Trust distributes any income dividends and any capital gain distributions in additional Common Shares, or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or (3) to receive both dividends and capital gain distributions in cash. A shareholder may change his distribution option at any time by notifying the transfer agent in writing. To be effective with respect to a particular dividend or distribution, the Trust's transfer agent must receive the new distribution option at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically if the Trust's transfer agent determines that the address of record for the account is not current.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as agent for the shareholder, and credited to the shareholder's Open Account in full and fractional shares computed at the record date closing net asset value.

                                      TAXES

General

The Trust intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as subsequently amended or reenacted. In order to so qualify, the Trust, must, among other things, do the following:
(i) derive at least 90% of its gross income from dividends, interest, payments as to certain securities loans and gains from the sale of securities; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year;
(iv) maintain at least 50% of the value of its total assets in cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities so that no more than 5% of its assets are invested in the securities of one issuer and it owns no more than 10% of the value of any issuer's voting securities; and (v) have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades and businesses. To the extent the Trust qualifies for treatment as a regulated investment company, the Trust will not be subject to Federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

Dividends paid by the Trust will generally not qualify for the 70% dividends-received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust will be subject to a nondeductible 4% excise tax in any calendar year to the extent that its fails to distribute at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year. In addition, to the extent that the Trust fails to distribute 100% of its ordinary and capital gain net income for any calendar year, the amount of the shortfall is subject to the excise tax unless distributed for the following calendar year. For a distribution to qualify as a distribution for a calendar year under the foregoing rules, the Trust must declare it before December 31 of the year and pay it before the following February 1. These distributions will be taxable to taxable shareholders in the year the distributions are declared rather than the year in which the distributions are received.

The Trust's foreign investments may be subject to foreign withholding taxes and other taxes at the Source. The Trust will be entitled to claim a deduction for any foreign withholding taxes for federal income tax purposes. Any such taxes, however, will reduce the income available for distribution to shareholders.

Under the Interest and Dividend Compliance Act of 1983, the Trust will be required to withhold and remit to the U.S. Treasury 20% of the dividends and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividends or interest income, or who fails to certify that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.


Tax Treatment of Options

In connection with its operations, the Trust may write and purchase options. The tax consequences of transactions in options will vary depending upon whether the option expires or is exercised, sold or closed. The tax consequences of certain of these transactions were changed or clarified by amendments made to the Internal Revenue Code by the Deficit Reduction Act of 1984. Although final regulations have not been adopted under the Deficit Reduction Act, the following discussion reflects the Trust's interpretation of applicable changes made by the Deficit Reduction Act.

The Trust will seek principally to purchase or write options that will be classified as either equity options or non-equity options, to the extent consistent with its investment objective and opportunities which appear available. "Equity options" are any options to buy or sell stock, or any option, the value of which is determined directly or indirectly by reference to any stock (or group of stocks) or stock index. Equity options do not include any options as to any group of stocks or stock index if the Commodity Futures Trading Commission has designated a contract market for a contract based on that group of stocks or index, or the Secretary of the Treasury determines that the option meets the requirements of law for such a designation.

"Non-equity options" are any listed options which are not equity options. Non-equity options, defined as "Section 1256 Contracts" under the Deficit

Reduction Act, are subject to a marked-to-market rule for federal income tax purposes. Under this rule, each such option held by the Trust at the end of each fiscal year will be treated as sold for fair market value on the last business day or such fiscal year. As described below, up to 60% of the gain or loss resulting from the sale, disposition, closing out, expiration or other termination of such options will be treated as long-term capital gain or loss, and up to 40% will be treated as short-term capital gain or loss (60/40 gain or loss). Equity options, on the other hand, are not subject to the marked-to-market rule. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of equity options is not subject to the 60/40 gain or loss rule.

The Trust will not realize gain or loss on the receipt or payment of a premium. If a call option written by the Trust expires without being exercised, the Trust will recognize the premium received as a gain (60/40 gain or loss for a non-equity call option or short-term for an equity call option). If a put option purchased by the Trust expires without being exercised, the Trust will recognize the premium paid as a loss (60/40 gain or loss for a non-equity put option or short or long-term for an equity put option, depending on the holding period of the put). If, however, the Trust acquired the put option on the same day it acquired the property intended to be used in exercising the put, the premium paid will be added to the basis of the underlying securities. If a non-equity or equity call option written by the Trust is exercised (or a non-equity or equity put option purchased by the Trust is sold), the Trust will recognize a short or long-term capital gain or loss depending on the holding period of the underlying securities. If a non-equity call option written by the Trust or non-equity put option purchased by the Trust is closed (i.e., the Trust's obligations are terminated other than through exercise or lapse), the Trust will recognize 60/40 gain or loss. If an equity call option written by the Trust is closed, the Trust will recognize short-term capital gain or loss. If an equity put option purchased by the Trust is closed, the Trust will recognize long or short-term capital gain or loss, depending on the holding period of the put option.

Section 1092 of the Internal Revenue Code, which applies to certain straddles, may affect the taxation of the Trust's transactions in options on portfolio securities. As a result of rules under that section, the Trust may be required to postpone recognition of losses incurred in certain closing purchase transactions until the year in which the other leg of the straddle is closed. The Treasury Department has issued temporary regulations on the holding period of straddles held by regulated investment companies.

The Internal Revenue Service has ruled publicly that an exchange-traded call option on a particular security is a security for purpose of the 50% of assets diversification test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of diversification requirements.

In other private rulings, the Internal Revenue Service has addressed other tax issues arising from investments by regulated investment companies in options. In particular, the Internal Revenue Service has stated in private rulings that the gains recognized as a result of the deemed sale of certain options under the marked-to-market rule (which are treated as 60/40 gain) will not be treated as gains from the sale or exchange of securities held for less than three months, regardless of the actual holding period prior to year end.

The legislative history of the Tax Reform Act of 1986 provides that income realized in connection with writing covered and uncovered put and call options is intended by Congress to be qualifying income for purposes of the 90% passive income test. However, the requirement that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities held for less than three months will restrict the Trust's ability to write covered call options on securities that it has held less than three months, to write options that expire in less than three months, to sell securities that have been held less than three months, to effect closing purchase transactions as to options that have been held less than three months, and to effect closing purchase transactions as to options that have been written less than three months prior to such transactions. Consequently, to avoid realizing a gain within the three-month period, the Trust may be required to defer the closing out of an option beyond the time when it might otherwise be advantageous to do so.

The Tax Reform Act of 1986 revises the rules concerning gains from sales of assets held less than three months in the case of a "designated hedge." In the case of a "designated hedge," recognized gains may be offset by unrecognized declines in value of the other leg of the hedge during the period of the hedge for purposes of determining whether gains from sales of securities held for less than three months equal or exceed 30% of gross income. For example, if a fund sells for $4 one-month call at $95 on stock it owns which is worth $100, the stock declines in value to $94 and the option is not exercised, the $4 of recognized gain on lapse of the option is offset by the $6 decline in value of the stock and there is no net gain for purposes of the three-month gains test. The $4 is recognized under the usual rules for other purposes. The Conference Committee Report on the 1986 Act established procedures for identification of a "designated hedge" prior to issuance of regulations on the topic.

There are unanswered questions in the area. In particular, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on it, the Trust intends to keep its activity in options at a low volume until the service rules publicly, or the Treasury Department issues final regulations, on open issues.

If, in any taxable year, the Trust fails to qualify as a regulated investment company, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of such failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would be taxable to its shareholders as ordinary income dividends, even if those dividends might otherwise have been considered distributions of capital gains.



                         PORTFOLIO SECURITY TRANSACTIONS

Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by the Trust's Investment Adviser. The Trust, through the Investment Adviser, seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. The Investment Adviser uses its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors, including the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

The Trust expects that many broker-dealer firms will meet the foregoing criteria for a particular transaction. In selecting among the firms, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust. In addition, the Investment Adviser may allocate Trust brokerage business on the basis of brokerage and research services and other information provided by broker-dealer firms, which may involve the payment of reasonable brokerage commissions in excess of those chargeable by other broker-dealer firms for effecting the same transactions. These brokerage and research services may be used for some of the Investment Adviser's other advisory accounts. The Investment Adviser may not use all of these services in managing the Trust. The term "brokerage and research services" includes services as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and the performance of account; and effecting securities transactions and performing related functions (such as clearance and settlement).

This policy of considering sales or shares of the Trust as one of the factors in the selection of broker-dealer firms to execute portfolio transactions, subject to the requirement of seeking best execution, is specifically permitted by a rule of the National Association of Securities Dealers, Inc. The rule also provides, however, that no member firm shall favor or disfavor the distribution of shares of any particular fund or group of funds on the basis of brokerage commissions received or expected by such firm from any source.

The Trust and one or more of the other investment companies or accounts for which the Investment Adviser or its affiliates services may occasionally engage in the purchase or sale of the same security at the same time. In this event, the Investment Adviser will usually average the price and allocate the amount of the security purchased or sold among the several clients or accounts in a manner deemed equitable to all. In some cases this system could have a detrimental effect on the price or volume of the security allocated to the Trust. In other cases, however, the ability to participate in volume transactions may produce better executions for the Trust.

To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through the Trust's Distributor, which is an affiliate of the Investment Adviser. If this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor.

During 2002, 2001, and 2000, the Trust paid commissions to broker-dealers of $0, $0, and $0. During 2002, 2001, and 2000 the Trust paid brokerage commissions of $0, $0, and $0 to the Distributor. For the year ended December 31, 2002, the percentage of total commissions paid to the Distributor was 0%. During 2002, the Trust's purchases and sales of securities, exclusive of United States government securities and short-term notes, amounted to $0 and $0, respectively. No transactions were effected through the Distributor.

                                OTHER INFORMATION

Custodian, Transfer Agent and Dividend-Paying Agent

All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by the Trust's custodian bank, Investors Bank & Trust Company, Financial Product Services, 200 Clarendon Street, 5th Floor, Boston, Massachusetts 02116. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that foreign securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. As of April 1, 1999, Cardinal Investment Services, Inc. 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management Corporation as the transfer agent and dividend - paying agent for the Trust.

Independent Public Accountants

For the fiscal year ending December 31, 2002, the Trust employed Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02482, to certify its financial statements and to prepare its federal and state income tax returns.

Registration Statement

This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits and schedules relating thereto, which the Trust has filed with, and which are available at the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

                              FINANCIAL STATEMENTS

The financial statements and related report of Livingston & Haynes, P.C., independent public accountants, contained in Anchor International Bond Trust's Annual Report to shareholders for the year ended December 31, 1998, are hereby incorporated by reference. A copy of the Trust's Annual Report may be obtained without charge by writing to Anchor International Bond Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling Cardinal Investment Services, Inc. collect at (508) 831-1171.

PART C.                 OTHER INFORMATION

Item 23.     Exhibits

Exhibit Number          Description of Exhibit

(1)                     Restated Declaration of Trust, as amended.
                        (Previously filed as Exhibit 1 to Amendment
                        No. 2)

(2)                     By-Laws of the Registrant, as amended.
                        (Previously filed as Exhibit 2 to Amendment
                        No. 20)

(3)                     Not applicable.

(4)                     Specimen Certificates representing Common
                        Shares and Class A Common Shares of
                        Beneficial Interest of the Registrant.
                        (Previously filed as Exhibit 4 to Amendment
                        No. 3)

(5)                     Interim Investment Advisory Agreement
                        between the Registrant and F.L. Putnam
                        Investment Management Company. .
                        (Previously filed as Exhibit 5 to Amendment
                        No. 16)

(6)                     Distributor's Contract between the
                        Registrant and Meeschaert & Co., Inc.
                        (Previously filed as Exhibit 6 to Amendment
                        No. 8)

(7)                     Not applicable.

(8) Custodian Agreement between the Registrant and Investors Bank & Trust Company.
                        (Previously filed as Exhibit 8 to Amendment
                        No. 7)

(9)                     Transfer Agency and Service Agreement
                        between the Registrant and Cardinal
                        Investment Services.  (Previously filed as
                        Exhibit 9 to Amendment No. 7)

(10) Opinion and Consent of Counsel. (Previously filed as Exhibit 10 to Amendment No. 1)

(11)           p. 60    Consent of Independent Public Accountants.

(12)           p. 61    Trust's Annual Report to Shareholders,
                               December 31, 2002.

(13)                    Not applicable.

(14)                    Not applicable.

(15)                    Distribution Plan of the Registrant.
                        (Previously filed as Exhibit 15 to Amendment
                        No. 1)

(16)                    Not applicable

(17)           p. 77    Power of Attorney, dated April 2, 2003 and
                        Certified Resolution.

(27)                    Not applicable

Item 24....Persons  Controlled by or Under Common  Control with the
Trust.

      Not applicable.

Item 25....Indemnification.

      No amendment. The information was filed in Item 27 of Amendment No. 6.

Item 26....Business and Other Connections of Investment Advisor.

      The information in the Statement of Additional Information under the caption of "Management-Investment Adviser" is hereby incorporated herein by reference to that section.

Item 27....Principal Underwriters.

      (a) The Distributor currently acts as distributor for the following investment companies:


           Progressive Capital Accumulation Trust
           (formerly Anchor Capital Accumulation Trust)
           S.E.C. file # 811-0972



       (b)
           ----------------------------------------------------------
           Name and Principal   Positions and     Positions and the
           Business Address     Officers with     Trust Offices
                                Underwriter
           ----------------------------------------------------------
           ----------------------------------------------------------
           David Y. Williams    President and     President,
           579 Pleasant         Director          Secretary and
           Street, Suite 4                        Director
           Paxton, MA 01612
           ----------------------------------------------------------
           ----------------------------------------------------------
           Christopher Y.       Vice President ,  Vice President
           Williams             Secretary and     and Assistant
           579 Pleasant         Treasurer         Secretary
           Street, Suite 4
           Paxton, MA 01612
           ----------------------------------------------------------
           ----------------------------------------------------------



      (c)  Not applicable.

Item 28....     Location of Accounts and Records.

      Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules under that section include the Trust's Secretary, David Y. Williams; Registrant's Investment Adviser, Anchor Investment Management Corporation; and Registrant's custodian, Investors Bank & Trust Company. The address of the Trust's Secretary is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. The address of the Investment Adviser and the transfer agent and dividend paying agent is 579 Pleasant St., Suite 4, Paxton, Massachusetts 01612. The address of the custodian is c/o Financial Product Services, 200 Clarendon St., 5th Floor, Boston, Massachusetts 02116.

Item 29....Management Services.

      Not applicable.

Item 30....Undertakings.

      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Paxton and the Commonwealth of Massachusetts on the 2nd day of April, 2003.

                               ANCHOR INTERNATIONAL BOND TRUST

                               By:  /s/  DAVID Y. WILLIAMS
                                    David Y. Williams, President

Pursuant to the Securities Act of 1933, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature               Title                  Date

/s/DAVID W.C. PUTNAM*   Chairman and Trustee   April 2,2003
David W. C. Putnam

/s/J. STEPHEN PUTNAM*   Treasurer (Principal   April 2, 2003
J. Stephen Putnam       Financial Officer)

/s/SPENCER H.LEMENAGER* Trustee                April 2,2003
Spencer H. LeMenager

/s/DAVID Y. WILLIAMS*   President, Secretary   April 2,2003
David Y. Williams       and Trustee

/s/ ERNIE BUTLER        Trustee                April 2,2003
Ernie Butler
*By:  PETER K. BLUME                           April 25, 2003
      Peter K. Blume
      Attorney-in-Fact

      ===================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                        Pre-Effective Amendment No. / /

                      Post-Effective Amendment No. 18 /x/

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940 /x/

                              Amendment No. 21 /x/


      ===================================================================

                         ANCHOR INTERNATIONAL BOND TRUST

      ===================================================================

                                    EXHIBITS

                                INDEX TO EXHIBITS

Exhibit Number          Description of Exhibit

(1)                     Restated Declaration of Trust, as amended.
                        (Previously filed as Exhibit 1 to Amendment
                        No. 2)

(2)                     By-Laws  of  the   Registrant,   as  amended.
                        (Previously  filed as Exhibit 2 to  Amendment
                        No. 20)

(3)                     Not applicable.

(4) Specimen Certificates representing Common Shares and Class A Common Shares of Beneficial Interest of the Registrant. (Previously filed as Exhibit 4 to Amendment No. 3)

(5) Investment Advisory Agreement between the Registrant and F.L. Putnam Investment Management Company. . (Previously filed as
                        Exhibit 5 to Amendment No. 16)

(6) Distributor's Contract between the Registrant and Meeschaert & Co., Inc. (Previously filed as Exhibit 6 to Amendment No. 8)

(7)                     Not applicable.

(8) Custodian Agreement between the Registrant and Investors Bank & Trust Company. (Previously filed as Exhibit 8 to Amendment No. 7)

(9) Transfer Agency and Service Agreement between the Registrant and Cardinal Investment Services, Inc. (Previously filed as Exhibit 9 to Amendment No. 7)

(10) Opinion and Consent of Counsel. (Previously filed as Exhibit 10 to Amendment No. 1)

(11)           p. 60    Consent of Independent Public Accountants.

(12)           p. 61    Trust's   Annual   Report  to   Shareholders,
                        December 31, 2002.

(13)                    Not applicable.

(14)                    Not applicable.

(15)                    Distribution    Plan   of   the   Registrant.
                        (Previously  filed as Exhibit 15 to Amendment
                        No. 1)

(16)                    Not applicable

(17)           p. 77    Power of  Attorney,  dated  April 2, 2003 and
                        Certified Resolution.

(27)                    Not Applicable